UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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GENERAL AGRICULTURE CORPORATION

(Name of Registrant As Specified In Its Charter)

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GENERAL AGRICULTURE CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On September 2, 2014

Dear Stockholders:

We invite you to attend the 2014 Annual Meeting of Stockholders of General Agriculture Corporation, a Delaware corporation (the “Company”), which will be held on September 2, 2014, at 10:00 a.m., local time (the “Annual Meeting”), at the Company’s offices at Room 801, Plaza B, Yonghe Building, No. 28 AnDingMen East Street, Dongcheng District, Beijing, China, Postal Code: 100007. At the Annual Meeting, you will be asked to vote on the following proposals (as more fully described in the Proxy Statement accompanying this Notice):

1.	To elect five (5) members of the Company’s Board of Directors to serve until the 2015 Annual Meeting of Stockholders (or until successors are elected or directors resign or are removed).

2.	To amend and restate the Company’s Certificate of Incorporation to authorize 50,000,000 shares of preferred stock to be issued with such terms as the Board of Directors shall determine.

3.	To amend and restate the Company’s Certificate of Incorporation to provide for indemnification of directors, officers and other authorized representatives of the Company.

4.	To vote upon a non-binding advisory proposal as to the frequency (every one, two or three years) with which the non-binding shareholder vote to approve the compensation of our named executive officers should be conducted.

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Only stockholders of record at the close of business on July 15, 2014 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

YOUR VOTE IS VERY IMPORTANT. WE HOPE YOU WILL ATTEND THIS ANNUAL MEETING IN PERSON. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES VIA THE INTERNET OR THE TOLL-FREE NUMBER AS DESCRIBED IN THE ENCLOSED MATERIALS. IF YOU RECEIVED A PROXY CARD BY MAIL, PLEASE SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED. IF YOU RECEIVED MORE THAN ONE PROXY CARD, IT IS AN INDICATION THAT YOUR SHARES ARE REGISTERED IN MORE THAN ONE ACCOUNT. PLEASE COMPLETE, DATE, SIGN AND RETURN EACH PROXY CARD YOU RECEIVE. IF YOU ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, YOUR VOTE BY PROXY WILL NOT BE USED.

BY ORDER OF THE BOARD OF DIRECTORS

Xingping Hou
Chairman of the Board of Directors

Room 801, Plaza B, Yonghe Building

No. 28 AnDingMen East Street

Dongcheng District

Beijing, China

Postal Code: 100007

Date:                          , 2014

GENERAL AGRICULTURE CORPORATION

Room 801, Plaza B, Yonghe Building

No. 28 AnDingMen East Street

Dongcheng District

Beijing, China

Postal Code: 100007

PROXY STATEMENT

2014 ANNUAL MEETING OF STOCKHOLDERS

September 2, 2014

GENERAL

This Proxy Statement is being furnished to the stockholders of General Agriculture Corporation (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”). The proxies are for use at the 2014 Annual Meeting of Stockholders of the Company to be held on September 2, 2014, at 10:00 a.m., local time, or at any adjournment thereof (the “Annual Meeting”). The Annual Meeting will be held at the Company’s offices at Room 801, Plaza B, Yonghe Building, No. 28 AnDingMen East Street, Dongcheng District, Beijing, China, Postal Code: 100007. The Company’s telephone number is 86-10-6409-7316.

The shares represented by your proxy will be voted at the Annual Meeting as therein specified (if the proxy is properly executed and returned, and not revoked).

The shares represented by your proxy will be voted as indicated on your properly executed proxy. If no directions are given on the proxy, the shares represented by your proxy will be voted:

FOR the election of the director nominees named herein (Proposal One), unless you specifically withhold authority to vote for one or more of the director nominees, if you are a record holder of your shares. If you hold your shares through a broker in “street name,” your broker will not be allowed to vote on Proposal One unless you direct your broker as to such vote. (Proposal One)

FOR amending and restating the Company’s Certificate of Incorporation to authorize 50,000,000 of preferred stock to be issued with such terms as the Board shall determine. (Proposal Two)

FOR amending and restating the Company’s Certificate of Incorporation to provide for indemnification of directors, officers and other authorized representatives of the Company. (Proposal Three)

FOR ratifying the appointment of Friedman LLP as our independent auditors for the fiscal year ending September 30, 2014. (Proposal Four)

The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board may recommend.

These proxy solicitation materials are first being mailed to the stockholders on or about August 1, 2014.

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VOTING SECURITIES

Stockholders of record at the close of business on July 15, 2014 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 15,918,940 shares of the Company’s Common Stock, $0.0001 par value (“Common Stock”), were issued and outstanding.

Each holder of Common Stock is entitled to one vote for each share of Common Stock held as of the Record Date.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

A majority of the aggregate combined voting power of the outstanding shares of Common Stock as of the Record Date must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. If the aggregate voting power of the shares of Common Stock present, in person and by proxy, at the Annual Meeting does not constitute the required quorum, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

Shares of Common Stock that are voted “FOR,” “AGAINST” or “ABSTAIN” are treated as being present at the Annual Meeting for purposes of establishing a quorum. Shares that are voted “FOR,” “AGAINST” or “ABSTAIN” with respect to a matter will also be treated as shares entitled to vote at the Annual Meeting (the “Votes Cast”) with respect to such matter. Abstentions will be counted for purposes of quorum and will have the same effect as a vote “AGAINST” a proposal.

Broker non-votes (i.e., votes from shares of Common Stock held as of the Record Date by brokers or other custodians as to which the beneficial owners have given no voting instructions) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a particular proposal on which the broker has expressly not voted. Accordingly, broker non-votes will not affect the outcome of the voting on a proposal.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT

ANNUAL MEETING

In order for any stockholder proposal submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to be included in the Company’s Proxy Statement to be issued in connection with the 2015 Annual Meeting of Stockholders, such stockholder proposal must be received by the Company no later than June 17, 2015. Any such stockholder proposal submitted, including any accompanying supporting statement, may not exceed 500 words, as per Rule 14a-8 of the Exchange Act. Any such stockholder proposals submitted outside the processes of Rule 14a-8 promulgated under the Exchange Act, which a stockholder intends to bring forth at the Company’s 2015 Annual Meeting of Stockholders, will be untimely for purposes of Rule 14a-4 of the Exchange Act if received by the Company after June 17, 2015. All stockholder proposals must be made in writing addressed to the Company’s Secretary, Yongjun Zeng, at Room 801, Plaza B, Yonghe Building, No. 28 AnDingMen East Street, Dongcheng District, Beijing, China, Postal Code: 100007.

REVOCABILITY OF PROXY

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company’s Secretary, Mr. Zeng, a written notice of revocation, a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attending the Annual Meeting in and of itself will not constitute a revocation of a proxy.

DISSENTERS’ RIGHT OF APPRAISAL

Under Delaware General Corporation Law and the Company’s Certificate of Incorporation, stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the Annual Meeting.

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SOLICITATION

Proxies may be solicited by certain of the Company’s directors, executive officers and regular employees, without additional compensation, in person, or by telephone, e-mail or facsimile. The cost of soliciting proxies will be borne by the Company. The Company expects to reimburse brokerage firms, banks, custodians and other persons representing beneficial owners of shares of Common Stock for their reasonable out-of-pocket expenses in forwarding solicitation material to such beneficial owners.

Some banks, brokers and other record holders have begun the practice of “householding” notices, proxy statements and annual reports. “Householding” is the term used to describe the practice of delivering a single set of notices, proxy statements and annual reports to any household at which two or more stockholders reside if a company reasonably believes the stockholders are members of the same family. This procedure reduces the volume of duplicate information stockholders receive and also reduces a company’s printing and mailing costs. The Company will promptly deliver an additional copy of any such document to any stockholder who writes or calls the Company. Alternatively, if you share an address with another stockholder and have received multiple copies of our notices, proxy statements and annual reports, you may contact us to request delivery of a single copy of these materials. Any such written request should be directed to the Secretary of the Company at the Company’s offices at Room 801, Plaza B, Yonghe Building, No. 28 AnDingMen East Street, Dongcheng District, Beijing, China, Postal Code: 100007.

AVAILABILITY OF PROXY MATERIALS

This Proxy Statement and form of proxy, together with our Annual Report on Form 10-K, as amended, are first being mailed to shareholders on or about August 1, 2014. The Annual Report, which has been provided along with this Proxy Statement, is not a part of the proxy solicitation materials. Upon receipt of a written request, the Company will furnish to any shareholder, without charge, a copy of such Annual Report (without exhibits). Upon request and payment of $0.10 (ten cents) per page, copies of any exhibit to such Annual Report will also be provided. Any such written request should be directed to the Secretary of the Company at the Company’s offices at Room 801, Plaza B, Yonghe Building, No. 28 AnDingMen East Street, Dongcheng District, Beijing, China, Postal Code: 100007.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board currently consists of five (5) directors, all of whom have been nominated for re-election. Stockholders and their proxies cannot vote for more than five (5) persons. Each nominee has consented to being named as a nominee for election as a director and has agreed to serve if elected. At the Annual Meeting, directors will be elected to serve one-year terms expiring at the next annual meeting of stockholders or until their successors are elected or until their earlier resignation or removal.

The directors shall be elected by a plurality of the Votes Cast at the Annual Meeting. A “plurality” means that the individuals who receive the largest number of Votes Cast are elected as directors up to the maximum number of directors to be elected at the Annual Meeting. If any nominee is not available for election at the time of the Annual Meeting (which is not anticipated), the proxy holders named in the proxy, unless specifically instructed otherwise in the proxy, will vote for the election of such other person as the existing Board may recommend, unless the Board decides to reduce the number of directors of the Company. Certain information about the nominees to the Company’s Board is set forth below.

Xingping Hou, 53, has been the Company’s Chairman of the Board, Chief Executive Officer and President since July 2012. Mr. Hou has served as the Executive Director, Manager of General Fruit since March 2003 and as the Executive Director, Manager of General Preservation since July 2003. Mr. Hou has also served as the Chairman of the Board for each of General Red Industry Group Co., Ltd. and Shaanxi General Red Agricultural Development Co., Ltd. since May 2010 and October 2010, respectively. He has also served as the Chairman of the Board and President of General Red International, Inc. since November 2007. Since May 2011, Mr. Hou has served as the Chief Executive Officer, President and Chairman of General Red Holding, Inc. Mr. Hou has also served as a director of Hua Mei Investments Limited and Han Glory International Limited since April 2011. Mr. Hou graduated from the PLA Nanchang Army Institute. Mr. Hou brings historical and operational expertise and experience to the Board. Mr. Hou also brings many years of food industry experience to the Board. Mr. Hou devotes as much time as necessary to the business of the Company and currently holds no other directorships in any other reporting company.

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Shaokang Zeng, 35, is the Company’s Director, Secretary and Treasurer. Mr. Zeng has served as the Finance Department Manager of General Fruit since December 2006. Mr. Zeng graduated from the People’s University of China where he studied accounting and received an MBA from Beijing University of Chemical Technology, College of Business Administration. Mr. Zeng brings financial and strategic experience to the Company’s Board of Directors. Mr. Zeng devotes as much time as necessary to the business of the Company and currently holds no other directorships in any other reporting company.

Liwei Jia, 36, is an independent director. He graduated with a Bachelor’s Degree in Economics from Beijing Industry and Commerce University in June 2001. Mr. Jia is a Chinese Certified Public Accountant and an International Certified Internal Auditor. From July 2001 to December 2003, Mr. Jia was the project manager at Zhongrui Hengxin Accounting Firm. From January 2004 to December 2011, Mr. Jia was the Senior Audit Manager at PricewaterhouseCoopers Zhong Tian LLP and participated in the financial audit and internal control audits of a number of large Chinese public companies. From November 2011 to April 2012, Mr. Jia was the Executive Director of Funds and Assets Management of Beijing Shangyin Zhisheng Investments and Funds Management Co., Ltd. From December 2012 to the present, Mr. Jia has been the managing director of Zhongfu Runde Investments Co., Ltd. Mr. Jia’s experience in financial and internal control audits, as well as his knowledge about finance, qualify him to serve on the Board of Directors.

Wei Lu, 38, is an independent director. He graduated with a Master of Business Administration from University of Southern California, Marshall Business School in May 2003. From September 2003 to April 2007, Mr. Lu was the director of Fidelity Capital Investment Partners, providing advisory services for Chinese companies’ oversea listings. From May 2007 to December 2009, Mr. Lu was the managing director of World Capital Market Inc, providing consulting service for Chinese companies’ mergers & acquisitions. From January 2010 to May 2011, Mr. Lu was the Chief Financial Officer of Chongqing Maotian Group, assisting with the external financial audit, road shows and reorganization. From May 2011 to the present, Mr. Lu has been a partner of Newmargin Capital, providing services for private equity and corporate finance. Mr. Lu’s experience advising, and knowledge, about Chinese companies listing overseas, as well as his experience with financial audits and corporate finance, qualify Mr. Lu to serve on the Board of Directors.

Hongcai Li, 40, is an independent director. He earned a Bachelor’s degree in Economics from Chongqing Institute of Industrial Management. Mr. Li is a certified intermediate level accountant. From July 1998 to March 2001, Mr. Li served as the accounting manager of Chognqing Chaohua Technology Co., Ltd. From April 2001 to November 2006, Mr. Li served as the Department Manager of Guomei Electronics Co Ltd. From December 2006 to March 2011, Mr. Li was the Vice President of Accounting of Tianyin Pharmaceutical Co, Inc, a NYSE MKT listed company and handled the preparation of financial statements and accounting reporting. From April 2011 to the present, Mr. Li has served as the chief financial officer of Sichuan Qiangjiang Stone Company and Sichuan Huide Financing and Guaranty Company. Mr. Li’s knowledge of accounting and his experience with internal processes of preparation of financial statements and accounting reporting qualify Mr. Lu to serve on the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED ABOVE.

PROPOSALS NOS. 2 AND 3

APPROVAL OF AN AMENDMENT AND RESTATEMENT TO OUR CERTIFICATE OF

INCORPORATION

The Board adopted a resolution declaring it advisable to amend and restate our Certificate of Incorporation (i) to provide authority to issue up to 50,000,000 shares of preferred stock, par value $0.0001, through an increase in the total authorized capital of the Company to 250,000,000 shares, of which (A) 200,000,000 shares will be designated as common stock, $0.0001 par value; and (B) 50,000,000 shares will be designated as preferred stock, $0.0001 par value, to be issued with such terms as the Board of Directors shall determine and (ii) to provide for indemnification of directors, officers and other authorized representatives of the Company. The form of the proposed amended and restated Certificate of Incorporation (the “Amendment”) is attached hereto as Annex A.

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PROPOSAL TWO

APPROVAL TO AMEND AND RESTATE THE COMPANY’S CERTIFICATE OF INCORPORATION TO AUTHORIZE 50,000,000 SHARES OF PREFERRED STOCK OF THE COMPANY TO BE ISSUED WITH SUCH TERMS AS THE BOARD OF DIRECTORS SHALL DETERMINE

We are asking our stockholders to approve the amendment and restatement of our Certificate of Incorporation to authorize 50,000,000 shares of preferred stock, par value $0.0001, as a class of “blank check” preferred stock so as to enable our board of directors to prescribe the series and the number of the shares of each series of preferred stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of the shares of each series of preferred stock. The Board believes that the amendment would provide the Company greater flexibility with respect to the Company’s capital structure for such purposes as additional equity financing and acquisitions. Our board of directors believes that the Amendment is in the best interest of the Company and its shareholders.

If our Certificate of Incorporation is amended to authorize the issuance of “blank check” preferred stock, the board of directors would have discretion to prescribe the series and the number of the shares of each series of preferred stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of the shares of each series of preferred stock. If this proposal is approved by our stockholders, our board of directors does not intend to solicit further stockholder approval prior to the issuance of any shares of preferred stock, except as may be required by applicable law or rules. The term “blank check” preferred stock refer to stock for which the designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof are determined by the board of directors of a company.

Upon the effectiveness of the Amendment allowing the board of directors to issue blank check preferred stock, the board of directors will have the express authority to execute and file a certificate of designation setting forth the series and the number of the shares of each series of preferred stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of the shares of each series of our preferred stock.

Our board of directors recommends the Amendment to allow the board of directors to issue blank check preferred stock. Our board of directors believes that the complexity of modern business financing and acquisition transactions requires greater flexibility in the Company’s capital structure than now exists. If the proposed amendment is approved, the board of directors would be empowered, without the necessity of further action or authorization by the Company’s shareholders, unless required in a specific case by applicable laws or regulations, to authorize the issuance of the Preferred Stock from time to time in one or more series, and to fix by resolution or resolutions, designations, preferences, limitations and relative rights of each such series. Each series of Preferred Stock could, as determined by the board of directors at the time of issuance, rank, with respect to dividends and redemption and liquidation rights, senior to the Company’s Class A and/or Class B common stock. No preferred stock is presently authorized by the Company’s Certificate of Incorporation.

The issuance of shares of our preferred stock may adversely affect the rights of the holders of our common stock. If this amendment to allow the board of directors to issue blank check preferred stock is approved by our stockholders, out board of directors will be authorized to issue shares of preferred stock with certain designations, rights, qualifications, preferences, limitations and terms, any of which may dilute the voting power and economic interest of the holders of our common stock. For example, in the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of outstanding shares caused by the issuance of our preferred stock would dilute the earnings per share and book value per share of all outstanding shares of our common stock. In addition, in a liquidation, the holders of our preferred stock may be entitled to receive a certain amount per share of our preferred stock before the holders of our common stock receive any distribution. In addition, the holders of our preferred stock may be entitled to vote and such votes may dilute the voting rights of the holders of our common stock when we seek to take corporate action. Our preferred stock also may be convertible into shares of a class of our common stock. Furthermore, our preferred stock could be issued with certain preferences over the holders of our common stock with respect to dividends or the power to approve the declaration of a dividend. The aforementioned are only examples of how shares of our preferred stock, if issued, could result in:

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•	reduction of the amount of funds otherwise available for payment of dividends on our common stock;
•	restrictions on dividends on our common stock;
•	dilution of the voting power of our common stock; and
•	restrictions on the rights of holders of our common stock to share in our assets on liquidation until satisfaction of any liquidation preference granted to the holders of our preferred stock.

In addition to financing purposes, we could also issue blank check preferred stock that may, depending on the terms of such series, make it more difficult or discourage an attempt to obtain control of our Company by means of a merger, tender offer, proxy contest or other means. When, in the judgment of our board of directors, this action would be in the best interest of our Company and stockholders, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of our Company. Such blank check preferred shares also could be privately placed with purchasers favorable to our board of directors in opposing such action. In addition, our board of directors could authorize holders of a series of our preferred stock to vote either separately as a class or with the holders of our common stock, on any merger, sale or exchange of assets by our company or any other extraordinary corporate transaction. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new blank check preferred shares also could be used to dilute the stock ownership of a person or entity seeking to obtain control of our Company should our board of directors consider the action of such entity or person not to be in the best interest of our stockholders. The issuance of new blank check preferred shares also could be used to entrench current management or deter an attempt to replace our board of directors by diluting the number or rights of shares held by individuals seeking to control our Company by obtaining a certain number of seats on our board of directors.

At this time, the Company does not have any plans, proposals or arrangements to issue any of the newly available shares of blank check preferred stock and the authorization of the blank check preferred stock is not in response to any takeover attempt or any other expression of interest indicated by a third party.

This proposal requires approval by a majority of the Votes Cast at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO AUTHORIZE 50,000,000 SHARES OF PREFERRED STOCK OF THE COMPANY TO BE ISSUED WITH SUCH TERMS AS THE BOARD OF DIRECTORS SHALL DETERMINE.

PROPOSAL THREE

APPROVAL TO AMEND AND RESTATE THE COMPANY’S CERTIFICATE OF INCORPORATION TO PROVIDE FOR INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHER AUTHORIZED REPRESENTATIVES OF THE COMPANY

We are asking our stockholders to approve the amendment and restatement of our Certificate of Incorporation to provide for indemnification of the directors and officers of the Company to the fullest extent authorized or permitted by law, and that these indemnification rights would continue after the director or officer ceases to be a director or officer. Under the Amendment, the Company would not be obligated to indemnify any director or officer in connection with a proceeding initiated by that director or officer unless the proceeding was authorized or consented to by the Board. The right to indemnification under the proposed charter would include the right to be paid expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition. The Amendment would also permit the Company, to the extent authorized from time to time by the Board, to provide rights to indemnification and to the advancement of expenses to employees and agents similar to those conferred to directors and officers under the Amendment. The rights to indemnification and to the advance of expenses under the proposed charter would not be exclusive of any other right existing under our bylaws, any statute, agreement, vote of stockholders or disinterested directors or otherwise. Further, rights to indemnification and advancement of expenses would not be affected by any repeal or modification of our certificate of incorporation with respect to any prior acts or omissions.

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Subsection (a) of Section 145 of the General Corporation Law of the State of Delaware empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

Subsection (b) of Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been made to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 145 further provides that to the extent a director or officer of a corporation has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145 in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith; that indemnification provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; that indemnification provided for by Section 145 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of such person’s heirs, executors and administrators; and empowers the corporation to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under Section 145.

Our current charter does not include any provision for indemnification rights of any person. However, our bylaws currently require the Company to indemnify our directors, officers and employees to the fullest extent permitted by law, with rights to advancement of expenses and continuation of indemnification consistent with the proposed charter.

By including indemnification rights in our certificate of incorporation rather than solely in our bylaws, the proposed charter would make it more difficult to amend the indemnification rights, since amendments to our certificate of incorporation require both board of director and stockholder approval.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND AND RESTATE THE COMPANY’S CERTIFICATE OF INCORPORATION TO PROVIDE FOR INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHER AUTHORIZED REPRESENTATIVES OF THE COMPANY.

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Effective Date of the Amendment

If the Amendment pursuant to Proposals 2 and/or 3, is approved by our stockholders, we have to file the Amendment with the Delaware Secretary of State in order for the Amendment to become effective. If we obtain stockholder approval of any of these proposals, we intend to file the Amendment as soon as practicable.

Our board of directors reserves the right, notwithstanding stockholder approval of the Amendment and without further action by our stockholders, not to proceed with the Amendment at any time before the effective date of the amendment and restatement of our Certificate of Incorporation.

If the Amendment is adopted, it will become effective upon the acceptance for filing of a Certificate of Amendment to our Certificate of Incorporation by the Secretary of State of the State of Delaware.

No Dissenters' Rights

Under the Delaware General Corporation Law, our common stockholders are not entitled to dissenters' rights with respect to the Amendment, and we will not independently provide common stockholders with any such right.

PROPOSAL FOUR

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT AUDITORS

The Board has selected the firm of Friedman LLP as our independent auditors for the fiscal year ending September 30, 2014, subject to ratification by our stockholders at the Annual Meeting. Friedman LLP has been our independent auditors since April 3, 2014. A representative of Friedman LLP is not expected to be present at the Annual Meeting.

More information about our independent auditors is available under the heading “Independent Auditors” on page 14 below.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF FRIEDMAN LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2014.

OTHER MATTERS

The Board does not know of any other matters that may be brought before the Annual Meeting. However, if any such other matters are properly brought before the Annual Meeting, the proxies may use their own judgment to determine how to vote your shares.

MATTERS RELATING TO OUR GOVERNANCE

Code of Ethics

We adopted a Code of Business Conduct and Ethics on August 5, 2012. The Code of Ethics, in accordance with Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K, constitutes our Code of Ethics for our principal executive officer, our principal financial and accounting officer and our other senior financial officers. The Code of Ethics is intended to promote honest and ethical conduct, full and accurate reporting, and compliance with laws as well as other matters. A printed copy of the Code of Ethics may be obtained free of charge by writing to Room 801, Plaza B, Yonghe Building, No. 28 AnDingMen East Street, Dongcheng District, Beijing, China, Postal Code: 100007. The Code of Ethics is also available at www.sec.gov as exhibit number 14.2 to Amendment No. 1 to the Company’s Transition Report on Form 10-K filed with the SEC on January 31, 2013.

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Meetings and Committees of the Board of Directors

The Board held four meetings during the fiscal year ended 2013. All members elected to the Board at the time of each meeting attended such meeting. Additionally, all members of, or nominees to, the Board at the time of the 2013 Annual Meeting of Stockholders attended such meeting.

Our board of directors has an audit committee, a compensation committee and a nominating and governance committee. These committees were established at the end of the fiscal year and thus held no meetings in 2013.

Each of the committees of the board of directors has the composition and responsibilities described below.

Audit Committee

Liwei Jia, Hongcai Li and Wei Lu are members of our audit committee. Liwei Jia is the Chairman of the Audit Committee. Each of Liwei Jia and Wei Lu were designated by the Board as an “audit committee financial expert” as defined by Item 407(d)(5) of Regulation S-K under the Securities Act of 1933, as amended, based on the Board’s evaluation of his knowledge of accounting, qualifications and experience and has appropriate experience or background which results in his financial sophistication in accordance with the additional audit committee requirements of Rule 5605(c)(2)(A) of the NASDAQ Marketplace rules.

Our Audit Committee is responsible, in accordance with the Audit Committee charter, for recommending our independent auditors, and overseeing our audit activities and certain financial matters to protect against improper and unsound practices and to furnish adequate protection to all assets and records.

Our Audit Committee pre-approves all audit and non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval, and the fees for the services performed to date.

The Audit Committee charter has been posted on the Company’s website and can be found at www.gelt-cn.com.

Compensation Committee

Hongcai Li and Wei Lu are members of our Compensation Committee and Hongcai Li is the chairman of the Compensation Committee. All members of our Compensation Committee are independent under the current definition promulgated by NASDAQ. In accordance with the Compensation Committee’s Charter, the Compensation Committee is responsible for overseeing and, and as appropriate, making recommendations to the Board regarding the annual salaries and other compensation of our executive officers and general employees and other polices, providing assistance and recommendations with respect to our compensation policies and practices. To the extent that the Compensation Committee deems appropriate or desirable, the committee may appoint one or more subcommittees whose members are non-employee directors and outside directors and delegate to such subcommittee or subcommittees the authority to make grants or awards under, and to otherwise administer, bonus and incentive compensation plans and programs.

The Compensation Committee charter has been posted on the Company’s website and can be found at www.gelt-cn.com.

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Nominating and Governance Committee

Liwei Jia and Wei Lu are members of our Nominating and Governance Committee and Wei Lu is the chairman of Nominating and Governance Committee. All members of our Nominating and Governance Committee will be qualified as independent under the current definition promulgated by NASDAQ. In accordance with the Nominating and Governance Committee’s Charter, our Nominating and Governance Committee is responsible for identifying and nominating members for election to the board of directors; developing and recommending to the board of directors a set of corporate governance principles applicable to our company; and overseeing the evaluation of the board of directors and management.

The Nominating and Governance Committee uses a variety of methods for identifying and evaluating director nominees. The Nominating and Governance Committee regularly assesses the appropriate size, composition and needs of the Board and its respective committees and the qualifications of candidates in light of these needs. Candidates may come to the attention of the Nominating and Governance Committee through directors or management. If the Nominating and Governance Committee believe that the Board requires additional candidates for nomination, the Nominating and Governance Committee may engage, as appropriate, a third party search firm to assist in identifying qualified candidates. The evaluation of these candidates may be based solely upon information provided to the Nominating and Governance Committee or may also include discussions with persons familiar with the candidate, an interview of the candidate or other actions the Nominating and Governance Committee deems appropriate, including the use of third parties to review candidates.

The Nominating and Governance Committee has not established any specific, minimum qualifications that must be met for a person to be nominated to serve as a director. The Nominating and Governance Committee will consider such factors as it deems appropriate in order to consider a proposed candidate for election to the Board and to develop a board and committees comprised of experienced and seasoned advisors. These factors include business judgment, skill, honesty, integrity, literacy in financial and business matters, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. The Nominating Committee considers diversity together with the other factors considered when evaluating candidates but does not have a specific policy in place with respect to diversity.

The Nominating Committee charter has been posted on the Company’s website and can be found at www.gelt-cn.com.

Security Holder Recommendations for Board Nominees

The Nominating and Governance Committee will consider any candidates recommended by stockholders. In considering a candidate submitted by stockholders, the Nominating and Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. Nevertheless, the Board may choose not to consider an unsolicited recommendation if no vacancy exists on the Board and/or the Board does not perceive a need to increase the size of the Board. Stockholders should submit any recommendations of director candidates for the Company’s 2015 Annual Meeting of Stockholders to the Company’s Secretary, Yongjun Zeng, at Room 801, Plaza B, Yonghe Building, No. 28 AnDingMen East Street, Dongcheng District, Beijing, China, Postal Code: 100007 in accordance with the procedures set forth above under the heading “Deadline for Receipt of Stockholder Proposals to be Presented at Next Annual Meeting.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of July 14, 2014 (after giving effect to the Share Exchange and the related issuances) by (i) each person (or group of affiliated persons) who is known by us to own more than five percent of the outstanding shares of our Common Stock, (ii) each director and executive officer, and (iii) all of our directors and executive officers as a group. On July 12, 2013, the Company effected the 1 for 8 reverse split of the Company’s common stock. As of July 14, 2014, we had 15,918,940 shares of Common Stock issued and outstanding.

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. Unless otherwise noted, the principal address of each of the stockholders, directors and officers listed below is Room 801, Plaza B, Yonghe Building, No.28 AnDingMen East Street, Dongcheng District, Beijing, China.

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Name & Address of Beneficial Owner	Amount & Nature of Beneficial Ownership (1)	Percent of Class (2)
Xingping Hou (3)	9,997,841	62.80%
Shaokang Zeng	-	-
Amy Xue	-	-
Liwei Jia	-	-
Wei Lu	-	-
Hongcai Li	-	-
Across Asia Investments Limited (4)	1,082,500	6.80%
Ever Shining Investments Limited (5)	1,083,750	6.81%
Hua Mei Investments Limited (3)	9,997,841	62.80%
Zhihao Sabio Zhang (3)	9,997,841	62.80%
All officers and directors as a group (5 persons)	9,997,841	62.80%

(1)	Pursuant to Rule 13d-3 under the Exchange Act, a person has beneficial ownership of any securities as to which such person, directly or indirectly, through any contract, arrangement, undertaking, relationship or otherwise has or shares voting power and/or investment power or as to which such person has the right to acquire such voting and/or or investment power within 60 days. Unless otherwise stated, each beneficial owner has sole power to vote and dispose of the shares.

(2)	Based on 15,918,940 shares of Common Stock outstanding as of July 14, 2014.

(3)	Xingping Hou is the sole director of Hua Mei Investments Limited, and Zhihao Sabio Zhang owns all of the outstanding shares of Hua Mei Investments Limited. Pursuant to a call option agreement dated July 1, 2012, Mr. Hou has the right to purchase all of the shares in Hua Mei Investments Limited held by Mr. Zhang. Such option vests in three annual installments over a period of three years, of which 34% became exercisable on July 1, 2013, 33% became exercisable on July 1, 2014, and the remaining 33% becomes exercisable on July 1, 2015. The option expires on July 1, 2017.

(4)	The address of Across Asia Investment Limited (“Across Asia”) is Room 1605, Plaza A, Xin-Tian-Di, No. Jia-1, Xi-Ba-He Nan Road, Chaoyng District, Beijing City, 100028, China. Shiqiu Xiao is the sole director and shareholder of Across Asia and may be deemed to beneficially own the 1,082,500 shares of common stock of the Company owned by Across Asia.

(5)	The address of Ever Shining Investment Limited (“Ever Shining”) is Room 1605, Plaza A, Xin-Tian-Di, No. Kia-1, Xi-Ba-He Nan Road, Chaoyang District, Beijing City, 100028, China. Chunquan Luo is the sole director and shareholder of Ever Shining and may be deemed to beneficially own the 1,083,750 shares of common stock of the Company owned by Ever Shining.

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

The Company’s executive officers are Xingping Hou, President, Chief Executive Officer and Director, Shaokang Zeng, Secretary, Treasurer and Director and Amy Xue, Chief Financial Officer. Biographical information for Mr. Hou and Mr. Zeng is included above in Proposal One.

Amy Xue, 41, is the Chief Financial Officer of the Company. She has extensive experience in U.S. GAAP financial reporting and public accounting, and she has performed audit and accounting services for a number of listed companies in a variety of industries. From October 2010 to June 2013, she was the partner of Wall Street CPA Services, LLC, an accounting firm in New York City that provided financial advisory and accounting services to listed and unlisted companies. From September 2007 to October 2010, Ms. Xue was a senior manager of Acquavella, Chiarelli, Shuster, Berkower & Co., LLP, a public accounting firm in New Jersey with an office in New York that provided audit services to listed and unlisted companies. Ms. Xue holds a M.S. in Accounting from Binghamton University and a B.S. in Law from Peking University in Beijing, China. She is a U.S. Certified Public Accountant in New York and a member of the American Institute of Certified Public Accountants (AICPA).

The following tables set forth certain summary information concerning all plan and non-plan compensation awarded to, earned by, or paid to the named executive officers and directors by any person for all services rendered in all capacities to the Company in the past two fiscal years:

Summary Compensation Table

The following table sets forth information regarding the compensation of our named executive officers for the fiscal years ended September 30, 2013 and 2012:

Name	Principal Position	Years	Salary

Xingping Hou	President, Chief Executive	2013	$20,000	(1)
	Officer and Director	2012	$-
Amy Xue	Chief Financial Officer	2013	$65,000
		2012	$-
Shaokang Zeng	Secretary, Treasurer, Director	2013	$15,000	(1)
	and former Chief Financial Officer	2012	$-
Yongjun Zeng	Former Director	2013	$10,000	(1)
		2012	$-

(1) The salary set forth was earned for service as director of the Company but declined by the director. No compensation was earned by Xingping Hou, Shaokang Zeng or Yongjun Zeng for service as an executive officer of the Company.

Employment Agreements

On January 31, 2013, the Company entered into agreements with Xingping Hou and Shaokang Zeng, and Yongjun Zeng, a former director of the Company, in connection with their service as directors of the Company. Pursuant to the agreements, Xingping Hou is entitled to receive annual compensation of $20,000, Shaokang Zeng is entitled to receive annual compensation of $15,000, and Yongjun Zeng was entitled to receive annual compensation of $10,000 for their services. For 2013, the employee directors declined the compensation to which they were entitled. The Company reimburses each director for reasonable expenses incurred in connection with his performance of duties as a director of the Company, including travel expenses. The Company also agrees to include each director as an insured under its directors and officers insurance policy and indemnify him for any expenses incurred in connection with his performance of duties as a director of the Company. The employment agreement with Yongjun Zeng was terminated on September 5, 2013 when Yongjun Zeng resigned from the position of board director.

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On July 1, 2013, Yanhong Xue (also known as “Amy Xue”, hereinafter referred to as “Amy Xue”) was appointed the Chief Financial Officer by the board of directors of the Company and entered into an employment agreement dated July 1, 2013 with Amy Xue (the “Employment Agreement”).

Under the Employment Agreement, Amy Xue is employed by the Company for a term of 36 months commencing on July 1, 2013. The Company may terminate the Employment Agreement upon an aggregate thirty (30) business days' prior written notice and opportunity to cure. Amy Xue may terminate this Agreement immediately if (a) Company fails to make when due any payments to her under the Employment Agreement; (b) if she determines, in her sole discretion, that Company has failed to provide complete and accurate information necessary for her to perform the services required by the Employment Agreement, or that Company is acting or has acted in a manner that damages or could potentially damage her reputation in the business community, or (c) if Company (i) becomes insolvent; (ii) fails to pay its debts or perform its obligations in the ordinary course of business as they mature; (iii) is declared insolvent or admits in writing its insolvency or inability to pay its debts or perform its obligations as they mature; (iv) becomes the subject of any voluntary or involuntary proceeding in bankruptcy, liquidation, dissolution, receivership, attachment or composition or general assignment for the benefit of creditors, provided that, in the case of an involuntary proceeding, the proceeding is not dismissed with prejudice within sixty (60) days after the institution thereof; or (v) if Company becomes the subject of a Federal, State, SEC or NASD investigation into its business practices, accounting or officers and directors.

The thirty-six (36) month term of the Employment Agreement shall be deemed automatically renewed unless the Company gives notice to Amy Xue of an intention to terminate at the expiration of the original term. The notice must be in writing, received by Amy Xue at least thirty (30) days prior to the end of the term, and specifically address the automatic renewal provision of the Employment Agreement.

The Company agrees to pay Amy Xue a monthly salary of RMB 33,580 for the first year and a monthly salary increased by 10% for the second year and thereafter. In the event that Amy Xue, in her capacity as CFO, introduces any funding source to Company and Company successfully obtains funding from such source, Company shall pay Amy Xue a bonus equal to 5% of the total amount of funding obtained from such source at the closing date(s) of such funding transaction(s). Any compensation payment over-due fifteen (15) days will accrue interests at 1.5% compounded (one and a half percent) every thirty days.

Director Compensation

The following table sets forth information regarding the compensation of our directors for the fiscal year ended September 30, 2013:

Name	Fees Earned or paid in Cash
Xingping Hou	$20,000	(1)
Shaokang Zeng	$15,000	(1)
Yongjun Zeng	$10,000	(1)(2)
Liwei Jia	$1,297
Wei Lu	$1,297
Hongcai Li	$1,297

(1)	The salary set forth was earned for service as director of the Company in 2013 but declined by the director.

(2)	Yongjun Zeng resigned from the position of director on September 5, 2013.

Xingping Hou is entitled to receive annual compensation of $20,000 and Shaokang Zeng is entitled to receive annual compensation of $15,000 for their service as directors. Mr. Hou and Mr. Zeng chose to decline any compensation in 2013.

Liwei Jia, Hongcai Li and Wei Lu receive $1,297 (8,000 RMB Yuan) per month as set forth in the Company’s Compensation Committee Charter.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD

The Audit Committee of the Board oversees the Company’s financial reporting process. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Form 10-K, including a discussion of the acceptability of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed and discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with the standards of the Public Company Accounting Oversight Board, the matters required to be discussed by Statements on Auditing Standards (SAS 61), as may be modified or supplemented, and their judgments as to the acceptability of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under the standards of the Public Company Accounting Oversight Board.

In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and the Company, including receiving the written disclosures and letter from the independent auditors as required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and has considered the compatibility of any non-audit services with the auditors’ independence.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee approved that the audited financial statements be included in the Form 10-K for the year ended September 30, 2013 for filing with the SEC.

Respectfully submitted,

The Audit Committee

Liwei Jia, Chairman

Hangcain Li

Wei Lu

THE FOREGOING REPORT SHALL NOT BE “SOLICITING MATERIAL” OR BE DEEMED “FILED” WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

INDEPENDENT AUDITORS

On October 10, 2013, we dismissed our independent registered public accounting firm Patrizio & Zhao, LLC. The decision to dismiss Patrizio & Zhao, LLC was adopted by the Board of Directors based on the fact that on September 30, 2013, Patrizio & Zhao , LLC was denied the ability to practice before the Securities and Exchange Commission, pursuant to Rule 102 (e)(i)(ii) of the Commission’s Rules of Practice and Section 4C of the Exchange Act.

None of the reports of Patrizio & Zhao, LLC, on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

14

There were no disagreements between the Company and Patrizio & Zhao, LLC, for the two most recent fiscal years and any subsequent interim period through October 10, 2013 (date of dismissal) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Patrizio & Zhao, LLC, would have caused them to make reference to the subject matter of the disagreement in connection with its report. Further, Patrizio & Zhao, LLC has not advised the Company that: 1) internal controls necessary to develop reliable financial statements did not exist; or 2) information has come to the attention of Patrizio & Zhao, LLC which made it unwilling to rely upon management's representations, or made it unwilling to be associated with the financial statements prepared by management; or 3) the scope of the audit should be expanded significantly, or information has come to the attention of Patrizio & Zhao, LLC that they have concluded will, or if further investigated, might materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year ended September 30, 2013.

On November 6, 2013, the Board of Directors of the Company approved the engagement of YSL & Associates LLC as its principal accountant to audit the Company's financial statements. During the years ended September 30, 2012 and 2013 and the interim period through November 6, 2013, neither the Company nor anyone on its behalf consulted YSL & Associates LLC regarding (i) the application of accounting principles to a specific completed or contemplated transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

On April 3, 2014, subsequent to the filing of the original Report, we dismissed YSL & Associates LLC. The decision to dismiss YSL & Associates LLC was adopted by the Board of Directors. None of the reports of YSL & Associates LLC on the Company’s financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

There were no disagreements between the Company and YSL & Associates LLC for the two most recent fiscal years and any subsequent interim period through April 3, 2014 (date of dismissal) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of YSL & Associates LLC, would have caused them to make reference to the subject matter of the disagreement in connection with its report. Further, YSL & Associates LLC has not advised the Company that: 1) internal controls necessary to develop reliable financial statements did not exist; or 2) information has come to the attention of YSL & Associates LLC which made it unwilling to rely upon management; or 3) the scope of the audit should have been expanded significantly, or information has come to the attention of YSL & Associates LLC that they have concluded will, or if further investigated, might materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year ended September 30, 2013.

On April 3, 2014, the Board of Directors of the Company approved the engagement of Friedman LLP as its principal accountant to audit the Company’s financial statements. During the years ended September 30, 2012 and 2013 and the interim period through April 3, 2014, neither the Company nor anyone on its behalf consulted Friedman LLP regarding (i) the application of accounting principles to a specific completed or contemplated transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements or (iii) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Audit Fees

On April 3, 2014 we dismissed YSL & Associates as the Company’s principal accountant and engaged Friedman LLP. The following table sets forth the aggregate fees billed to us for the years ended September 31, 2013 and 2012, by YSL & Associates LLC and Patrizio & Zhao, LLC, our former independent auditors.

	September 30, 2012	September 30, 2013
Audit Fees (1)	$170,000	$190,000
Audit Related Fees(2)	-	-
Tax Fees(3)	5,000	5,000

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(1)	Audit Fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements for the years ended September 30, 2013 and 2012 and each interim consolidated financial statements in fiscal year 2013 and 2012.

•	The aggregate fees billed from professional services rendered by Patrizio & Zhao for the audit of our transition period of financial statements and review of interim financial information for the nine months ended September 30, 2012 was $10,000. The aggregate fees billed from professional services rendered by Patrizio & Zhao for review of interim financial information for the year ended September 30, 2013 was $30,000

•	The aggregate fees billed from professional services rendered by YSL & Associates LLC and Friedman LLP for the audit of our annual financial statements for the year ended December 31, 2012 were $60,000 and 10,000, respectively.

•	The aggregate fees billed from professional services rendered by YSL & Associates LLC and Friedman LLP for the audit of our annual financial statements for the year ended September 30, 2013 were $60,000 and 10,000, respectively.

(2)	Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” This category includes audit-related services related to acquisitions by the Company.

(3)	Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning (domestic and international). These services include assistance regarding federal, state and international tax compliance and international tax planning. The fees billed for professional services rendered for tax service of year ended September 30, 2012 and 2013 were $5,000 and $5,000, respectively.

16

Appendix A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

GENERAL AGRICULTURE CORPORATION

FIRST:     The name of the Corporation is General Agriculture Corporation.

SECOND:     The address of the Corporation’s registered office in the State of Delaware is 108 W. 13th Street, Wilmington, Delaware 19801, in the County of New Castle. The name of the agent at such address is Business Filings Incorporated.

THIRD:     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH:     The aggregate number of shares of all classes of capital stock which the Corporation shall have authority to issue is two hundred fifty million (250,000,000), of which two hundred million (200,000,000) shall be common stock, par value $.0001 per share (the “Common Stock”), and fifty million (50,000,000) shall be preferred stock, par value $.0001 per share (the “Preferred Stock”).

Shares of Preferred Stock may be issued in one or more series. The number of shares included in any series of Preferred Stock and the full or limited voting rights, if any, the cumulative or non-cumulative dividend rights, if any, the conversion, redemption or sinking fund rights, if any and the priorities, preferences and relative, participating, optional and other special rights, if any, in respect of the Preferred Stock, any series of Preferred Stock or any rights pertaining thereto, and the qualification, limitations or restrictions on the Preferred Stock, any series of Preferred Stock or any rights pertaining thereto, shall be those set forth in the resolution or resolutions providing for the issuance of the Preferred Stock or such series of Preferred Stock adopted at any time and from time to time by the board of directors of the Corporation (the “Board”) and filed with the Secretary of State of the State of Delaware. The Board is hereby expressly vested with authority, to the full extent now or hereafter provided by the Law, to adopt any such resolution or resolutions.

FIFTH:     The Board is authorized and empowered to adopt, amend or repeal the by-laws of the Corporation.

SIXTH:     The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in any manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

SEVENTH:     The Corporation shall indemnify, to the fullest extent now or hereafter permitted by law, each director, officer or other authorized representative of the Corporation who was or is made a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was an authorized representative of the Corporation, against all expenses (including attorneys’ fees and disbursements), judgments, fines (including excise taxes and penalties) and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding.

A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that this provision shall not eliminate or limit the liability of a director to the extent that such elimination or limitation of liability is expressly prohibited by the Delaware General Corporation Law as in effect at the time of the alleged breach of duty by such director.

Any repeal or modification of this Article by the stockholders of the Corporation shall not adversely affect any right or protection existing at the time of such repeal or modification to which any person may be entitled under this Article. The rights conferred by this Article shall not be exclusive of any other right which the Corporation may now or hereafter grant, or any person may have or hereafter acquire, under any statute, provision of this Certificate of Incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise. The rights conferred by this Article shall continue as to any person who shall have ceased to be a director or officer of the Corporation and shall inure to the benefit of the heirs, executors and administrators of such person.

For the purposes of this Article, the term “authorized representative” shall mean a director, officer, employee or agent of the Corporation or of any subsidiary of the Corporation, or a trustee, custodian, administrator, committeeman or fiduciary of any employee benefit plan established and maintained by the Corporation or by any subsidiary of the Corporation, or a person who is or was serving another Corporation, partnership, joint venture, trust or other enterprise in any of the foregoing capacities at the request of the Corporation.

Executed on ______________ __, 2014

Shaokang Zeng, Secretary

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Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

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NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR the following:

1. Election of Directors	For	Against	Abstain
1a. Xingping Hou	☐	☐	☐
1b. Shaokang Zeng	☐	☐	☐
1c. Liwei Jia	☐	☐	☐
1d. Wei Lu	☐	☐	☐
1e. Hongcai Li	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000217317_1 R1.0.0.51160

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

GENERAL AGRICULTURE CORPORATION
Annual Meeting of Stockholders
September 2, 2014 10:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Xingping Hou and Shaokang Zeng, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of GENERAL AGRICULTURE CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholder(s) to be held on September 2, 2014, at General Agriculture Corporation, Room 801, Plaza B, Younghe Building No. 28 AnDingMen East Street, Dongcheng District Beijing, China, Postal Code:100007, at 10:00 AM, local meeting time, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

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